Exhibit 99.1
U N I T E D F I R E G R O U P(r) Investor Presentation September 2011 protecting dreams Investor presentation UNITED FIRE GROUP

Forward-Looking Statements This report may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as "expect(s)," "anticipate(s)," "intend(s)," "plan(s)," "believe(s)," "continue(s)," "seek(s)," "estimate(s)," "goal(s)," "target(s)," "forecast(s)," "project(s)," "predict(s)," "should," "could," "may," "will continue," "might," "hope," "can" and other words and terms of similar meaning or expression in connection with a discussion of future operations, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward- looking statements is contained in "Risk Factors" in United Fire & Casualty's ("United Fire") filings with the SEC, including among others United Fire's Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent filings on Form 10-Q. 2

Company Overview Regional provider of a complete line of insurance products, including traditional commercial and personal P&C insurance, niche specialty programs (e.g. waste haulers, religious institutions, surety bonds) and life insurance P&C companies rated "A" and United Life Insurance Company rated "A-" by A.M. Best $700 million in shareholders' equity Represented by more than 1,200 independent agencies Six regional offices with over 870 employees Licensed in 43 states, active in 33 Holding company formation in process and anticipated to be completed in 4Q 2011 3

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EXPANDED Geographic Footprint


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
SC
NC
VA
WV
PA
NY
ME
VT
NH
MA
CT
RI
NJ
MD
DE
DC

Direct Written Premiums (2010)

= UFCS states that individually represent greater than 0.01% of DPW

= Top 6 States by DPW for MIGP

Source: SNL Financial.

Investor presentation
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Acquisition of Mercer Insurance Group The acquisition of Mercer Insurance Group enhances United Fire's strategy of providing protection to individuals, businesses and organizations through regional insurance companies operating through a network of independent agents Provides expansion of core commercial business outside of the Midwest into the Mid-Atlantic and the West Coast Diversifies risk profile of the company and adds a significant amount of premium (20%+) in states where United Fire did not previously operate Achieves a better spread of catastrophe risk as Mercer's book of business does not contribute to United Fire's Gulf exposure Geographic Diversification Economies of Scale Product Diversification Similar Cultures Increased scale of combined company provides some protection against competition and enhances leverage with agents, reinsurers, and vendors The combined company is a top 100 P&C writer in the U.S. based on premiums with over $700 million in DPW(1), approximately $3.2 billion in assets and $700 million in shareholders' equity(2) Mercer offers a waste haulers program, religious institutions program and mail order surety program Ability to export United Fire products (Signature Premier, surety and life) and underwriting expertise (predictive modeling and CATography) across Mercer operation Shared conservative underwriting and investment philosophy Focus on professional independent insurance agents Shared commitment to customer service and fair claims handling 5 Statutory premiums for the 12 months ended December 31, 2010. GAAP results at June 30, 2011.

Operating Segment Premium Analysis(1) P & C (90%)(2) Life (10%)(2) DPW by Line of Business DPW by State DPW by Line of Business DPW by State 2010 full year results from United Fire 10-K. Of net premiums earned for the 12 months ended December 31, 2010. 6

Disciplined underwriting Rate Change Comparison 1 2 3 Quarterly rate change for U.S. based property and casualty accounts. Quarterly rate change for the commercial property and casualty market. Quarterly rate change for United Fire per management. 7 -0.9% -6.7% -6.1% Median:

100-Year Probable Maximum Losses (PMLs) Exposure Reduction(1) ($ in Millions) Cat management 8 Decrease: $178mm (62%) Decrease: $188mm (67%)

2008-2009 Underperformance Hurricane Katrina development of $65 million due to unfavorable court rulings Record number of catastrophe events in 2008 contributed $76 million to United Fire's losses A flood in 2008 forced us from our home office to a temporary location for 11 weeks Hurricanes Ike and Gustav in 2008 forced temporary closings of our Galveston and New Orleans offices Financial downturn in 2008-2009 required investment write-downs of $28 million Events in 2008-2009 Catastrophes Reinsurance Program 2011 Catastrophe program $20 million retention 95% excess of $20 million 2011 Core Program $2 million retention $15 million per risk coverage $40 million per occurrence coverage CAT Losses ($ in Millions) 9

Initiatives and strategies moving forward Utilize New underwriting tools Use CATography(tm) to: Improve risk selection process Improve exposure management Use predictive analytics for risk selection and improved profitability 10

FINANCIAL OVERVIEW

Financial summary 12 Source: United Fire SEC filings.

Reported Book Value Per Share Historical Performance - Book VALUE GROWTH 13 BVPS CAGR: 7.3% Dividends per Share CAGR: 5.5% (1) (1) Six months ended June 30, 2011 annualized.

Operating segment Financial Highlights 14 Source: United Fire SEC filings.

Historical Performance - RETURN PROFILE 10-Year Return On Equity 15 (1) (1) Six months ended June 30, 2011 annualized. 7.3% 7.7% Average:

AM Best estimate for industry's statutory combined ratio for 2010. Historical Performance - Underwriting Profile Statutory Combined Ratio 16 (1) 99.8% 100.8% Average:

Historical Performance - Strength of Reserves Net Reserve Redundancy (Deficiency) 17 6.7% Median:

(2) Investment Portfolio Overview(1) Total Portfolio Breakdown (%) Fixed Income Portfolio Breakdown Fixed Income Portfolio Breakdown by Rating Total Portfolio Breakdown ($) 18 At December 31, 2010. Other is comprised of trading securities, mortgage loans, policy loans, and other long term investments. Source: United Fire SEC filings. (2)

Capital Management Strong economic capital position (BCAR) Prudent reinsurance programs Modest debt-to-capital ratio (12%) Conservative investment portfolio History of consistently conservative reserves Use of capital - acquisition of Mercer Insurance Company Share repurchase Extension of existing share repurchase program approved by Board Authorizing purchase of an additional one million shares of common shares Extending program expiration date to August 2013 Repurchased 323,597 shares of common stock as of Q2 of 2011 1.25% of outstanding shares Average price: $18.80 Total cost: $6.1 million 19

Key investment considerations Experienced senior management Proactive capital management Financial strength Consistent reserving practices and historically reported loss redundancies Conservative investment philosophy Renewed focus on organic growth Local market knowledge, with decentralized underwriting and marketing, while claims, and back-office functions are efficiently centralized 20

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Investor Concerns and United Fire Responses

Investor Concerns	United Fire Responses
Uncertainty Regarding Mercer Acquisition and Integration	▪ Transaction closed on March 28, 2011 ▪ Integration efforts are proceeding as planned with merger expenses less than originally budgeted ▪ Substantial opportunity for expense reductions in IT, reinsurance and public company expenses
Prolonged "Soft" P&C Pricing Environment	▪ Greater underwriting discipline than the overall industry ▪ The level of rate decreases are slightly moderating ▪ Second consecutive year of personal lines rate increases (comprise ~11% of United Fire's P&C writings) ▪ Pricing improvements in CAT exposed property areas
Exposure to CATs	▪ Use new underwriting tools (e.g. CATography) and predictive analytics tools to improve risk selection process and improve exposure management ▪ Adequately reserved with a high level of confidence ▪ Purchase reinsurance with $20 million retention and 95% in excess of $20 million up to $200 million
Low Return Profile and Low Trading Volume	▪ Past earnings strained by adverse development related to Hurricane Katrina, which has significantly diminished ▪ Excess capital pre-merger dragged down the return profile of the company ▪ Active capital management: average 2.2% dividend yield over the last 10 years; repurchased $6.1 million worth of shares in first half of 2011 with additional 849,229 shares remaining under the repurchase authorization ▪ Attractive entry point for long term shareholders
Dwindling Industry Reserve Releases	▪ United Fire has consistent reserve practices ▪ Historically reported reserve redundancies

Investor presentation 21

22 Additional Information United Fire & Casualty Company has filed with the SEC a preliminary proxy statement/prospectus on Form S-4 and other relevant documents related to approval of the proposed holding company formation. United Fire & Casualty will be filing a final proxy statement/prospectus with the SEC relating to the proposed holding company formation. The combined preliminary proxy statement/prospectus on Form S-4 is available, free of charge, on the SEC's web site (www.sec.gov). Once filed, the final proxy statement/prospectus will be available, free of charge, on the SEC's web site (www.sec.gov), and will be also be available free of charge from Investor Relations, United Fire & Casualty Company, P.O. Box 73909 Cedar Rapids, IA 52407-3909, or by calling (800) 332-7977. United Fire & Casualty Company plans to mail the final proxy statement/prospectus to its shareholders. Shareholders are urged to read the final proxy statement/prospectus when it becomes available and any other relevant documents filed by United Fire & Casualty Company with the SEC in connection with the proposed holding company formation, as well as any amendments or supplements to those documents, because they will contain important information. This solicitation is made on behalf of the Board of Directors and management of United Fire & Casualty Company. The directors, executive officers and certain other members of management and employees of United Fire & Casualty Company may be deemed to be "participants" in the solicitation of proxies for shareholder approval. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholder approval will be set forth in the final proxy statement and the other relevant documents to be filed with the SEC. You can find information about United Fire & Casualty Company's executive officers and directors in the proxy statement related to its 2011 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 18, 2011. SOURCE: United Fire & Casualty Company

thank you UNITED FIRE GROUP